INCOME TAX	12 Months Ended
Dec. 31, 2013
INCOME TAX [Abstract]
INCOME TAX
NOTE 13 – INCOME TAX

The composition of income tax expense (benefit) for the years ended December 31 follows:

	2013	2012	2011
	(In thousands)
Current	$(277)	$-	$(413)
Deferred	-	-	(646)
Disproportionate tax effect	1,444	-	-
Valuation allowance - change in estimate	(56,018)	-	847
Income tax benefit	$(54,851)	$-	$(212)

The deferred income tax benefit of $56.0 million during 2013 is attributed to the reversal of our deferred tax valuation allowance on primarily all of our deferred tax assets and the deferred income tax benefit of $0.6 million during 2011 is primarily attributed to the effects of pretax other comprehensive income.

A reconciliation of income tax benefit to the amount computed by applying the statutory federal income tax rate of 35% in each year presented to the income (loss) before income tax for the years ended December 31 follows:

	2013	2012	2011
	(In thousands)
Statutory rate applied to income (loss) before income tax	$7,930	$9,169	$(7,144)
Net change in valuation allowance	(63,980)	(8,730)	9,369
Bank owned life insurance	(477)	(568)	(657)
Tax-exempt income	(402)	(453)	(521)
Disproportionate tax effect	1,444	-	-
U.S. Treasury warrant	359	100	(398)
Non-deductible meals, entertainment and memberships	55	55	50
Share-based compensation	8	258	-
Other, net	212	169	(911)
Income tax benefit	$(54,851)	$-	$(212)

Generally, the amount of income tax expense or benefit allocated to operations is determined without regard to the tax effects of other categories of income or loss, such as other comprehensive income (loss). However, an exception to the general rule is provided when, in the presence of a valuation allowance against deferred tax assets, there is a pretax loss from operations and pretax income from other categories in the current year. In such instances, income from other categories must offset the current loss from operations, the tax benefit of such offset being reflected in operations. In 2011 pretax other comprehensive income of $1.8 million reduced our valuation allowance and resulted in a benefit of $0.6 million being allocated to the loss from operations.

We assess whether a valuation allowance on our deferred tax assets is necessary each quarter. Reversing or reducing the valuation allowance requires us to conclude that the realization of the deferred tax assets is “more likely than not.” The ultimate realization of this asset is primarily based on generating future income. As of June 30, 2013, we concluded that the realization of substantially all of our deferred tax assets was now more likely than not. This conclusion was primarily based upon the following factors:

•	Achieving a sixth consecutive quarter of profitability;
•	A forecast of future profitability that supported that the realization of the deferred tax assets is more likely than not; and
•	A forecast that future asset quality continued to be stable to improving and that other factors did not exist that could cause a significant adverse impact on future profitability.

We have also concluded subsequent to June 30, 2013, that the realization of substantially all of our deferred tax assets continues to be more likely than not for substantially the same reasons as enumerated above, including two additional quarterly profits in the second half of 2013. As a result, during 2013, we recorded an income tax benefit of $54.9 million, which includes a $56.0 million reduction in the valuation allowance on our deferred tax assets. In addition, during the second quarter of 2013, we recorded $1.4 million of income tax expense to clear from accumulated other comprehensive loss (“AOCL”) the disproportionate tax effects from cash flow hedges. These disproportionate tax effects had been charged to other comprehensive income and credited to income tax expense due to our valuation allowance on deferred tax assets as more fully discussed in note #24 to the Consolidated Financial Statements. Because we terminated our last remaining cash flow hedge in the second quarter of 2013, it was appropriate to clear these disproportionate tax effects from AOCL.

The valuation allowance against our deferred tax assets totaled $1.1 million and $65.1 million at December 31, 2013 and 2012, respectively. We did not reverse approximately $1.1 million of valuation allowance on our deferred tax assets that primarily relates to state income taxes from our Mepco segment. In this instance, we determined that the future realization of these particular deferred tax assets was not more likely than not. This conclusion was primarily based on the uncertainty of Mepco’s future earnings attributable to particular states (given the various apportionment criteria) and the significant reduction in the size of Mepco’s business over the past three years.

Prior to the second quarter of 2013, we had established a deferred tax asset valuation allowance against all of our net deferred tax assets. Accordingly, in these prior periods, the income tax expense related to any income before income tax was largely being offset by changes in the deferred tax valuation allowance. As a result, we recorded no income tax expense or benefit in 2012 and an income tax benefit of $0.2 million in 2011. A change in the deferred tax asset valuation allowance of $(8.7) million and $9.4 million in 2012 and 2011, respectively, completely or largely offset the effect of pre-tax income or losses. The 2011 valuation allowance was also net of $0.6 million of allocations of deferred taxes on AOCL.

Because of our net operating loss and tax credit carryforwards, we are still subject to the rules of Section 382 of the Internal Revenue Code of 1986, as amended. An ownership change, as defined by these rules, would negatively affect our ability to utilize our net operating loss carryforwards and other deferred tax assets in the future. If such an ownership change were to occur, we may suffer higher-than-anticipated tax expense, and consequently lower net income and cash flow, in those future years. Although we cannot control our shareholders’ activities in buying and selling our common stock, we do have in place a Tax Benefits Preservation Plan to dissuade any movement in our stock that would trigger an ownership change, and we limited the size of our Common Stock Offering to avoid triggering any Section 382 limitations.

Our actual federal income tax expense (benefit) is different than the amount computed by applying our statutory federal income tax rate to our pre-tax income (loss) primarily due to tax-exempt interest income and tax-exempt income from the increase in the cash surrender value on life insurance, as well as the impact of changes in the deferred tax asset valuation allowance.

The income tax benefit in the Consolidated Statements of Operations also includes income taxes in a variety of other states due primarily to Mepco’s operations. The amounts of such state income taxes were an expense (benefit) of $(0.2) million, zero, and $0.7 million in 2013, 2012 and 2011, respectively.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:

	2013	2012
	(In thousands)
Deferred tax assets
Loss carryforwards	$38,027	$39,593
Allowance for loan losses	11,317	15,502
Fixed assets	3,081	2,664
Alternative minimum tax credit carry forward	2,672	2,577
Purchase premiums, net	2,280	2,413
Valuation allowance on other real estate owned	1,431	2,085
Share based payments	402	817
Vehicle service contract counterparty contingency reserve	523	765
Unrealized loss on trading securities	456	591
Other than temporary impairment charge on securities available for sale	466	507
Deferred compensation	523	512
Loss reimbursement on sold loans reserve	492	501
Non accrual loan interest income	325	325
Unrealized loss on derivative financial instruments	133	259
Reserve for unfunded lending commitments	178	209
Unrealized loss on securities available for sale	1,723	181
Other	40	162
Gross deferred tax assets	64,069	69,663
Valuation allowance	(1,137)	(65,117)
Total net deferred tax assets	62,932	4,546
Deferred tax liabilities
Mortgage servicing rights	4,799	3,855
Deferred loan fees	265	373
Federal Home Loan Bank stock	318	318
Gross deferred tax liabilities	5,382	4,546
Net deferred tax assets	$57,550	$-

At December 31, 2013, we had $0.3 million of federal capital loss carryforwards that expire in 2014 and federal net operating loss (“NOL”) carryforwards of approximately $108.0 million which, if not used against taxable income, will expire as follows:

(In thousands)

2017	$663
2018	189
2022	194
2023	359
2029	25,467
2030	26,254
2031	17,170
2032	37,738
Total	$108,034

$0.8 million of NOL carryforwards in the table above relate to unrealized excess benefits on share based compensation for which a benefit will be recorded to additional paid in capital (common stock) when realized. In addition, we had a minor amount of state NOL carryforwards in certain states where Mepco operates.

Changes in unrecognized tax benefits for the years ended December 31 follow:

	2013	2012	2011
	(In thousands)

Balance at beginning of year	$1,871	$2,139	$2,393
Additions based on tax positions related to the current year	11	15	23
Reductions due to the statute of limitations	(186)	(56)	(277)
Reductions due to settlements	(24)	(227)	-
Balance at end of year	$1,672	$1,871	$2,139

If recognized, the entire amount of unrecognized tax benefits, net of $0.4 million of federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2013, 2012 and 2011. No amounts were accrued for interest and penalties at December 31, 2013, 2012 or 2011. At December 31, 2013, U.S. Federal tax years 2010 through the present remain open to examination.